                                                                    EXHIBIT 10.3

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk ("[****]") to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

                                                               Execution Version

================================================================================

                                SUPPLY AGREEMENT

                              EVERGREEN SOLAR, INC.

                                       and

                              DC CHEMICAL CO., LTD.

                           Dated as of April 17, 2007

================================================================================

                                Table of Contents

                                                                            Page
                                                                            ----
ARTICLE I SUPPLY OF PRODUCT..............................................     1
   Section 1.1  Quantity and Price of Product............................     1
   Section 1.2  Delivery Start Date; Monthly Quantity....................     2
   Section 1.3  Annual Quantity Increases................................     2
   Section 1.4  Additional Supply........................................     2
   Section 1.5  Monthly Quantity Variance................................     2
   Section 1.6  Disposition of Product Sold..............................     3
   Section 1.7  Delivery Schedule........................................     3

ARTICLE II PAYMENTS AND PRICING..........................................     3
   Section 2.1  Price Adjustment.........................................     3
   Section 2.2  Threshold................................................     4

ARTICLE III DELIVERY AND SHIPPING........................................     4
   Section 3.1  Delivery.................................................     4

ARTICLE IV PAYMENTS......................................................     4
   Section 4.1  Payments.................................................     4
   Section 4.2  Taxes....................................................     5

ARTICLE V SPECIFICATIONS; INSPECTION OF PRODUCT; PLANT...................     5
   Section 5.1  Specifications...........................................     5
   Section 5.2  Inspection of Product....................................     5
   Section 5.3  Plant....................................................     6

ARTICLE VI CONFIDENTIAL INFORMATION......................................     6
   Section 6.1  Confidential Information.................................     6
   Section 6.2  Restrictions On Use and Disclosure.......................     6
   Section 6.3  Exclusions...............................................     6
   Section 6.4  Compelled Disclosure.....................................     6
   Section 6.5  Press Releases...........................................     6
   Section 6.6  Confidentiality of Agreement.............................     7

ARTICLE VII WARRANTIES; DISCLAIMER; REMEDIES.............................     7
   Section 7.1  Disclaimer of Warranties.................................     7

                                Table of Contents
                                   (continued)

                                                                            Page
                                                                            ----
   Section 7.2  Title....................................................     7
   Section 7.3  Damaged or Defective Product.............................     7
   Section 7.4  Failure to Purchase by Buyer.............................     8
   Section 7.5  Failure to Supply by DCC.................................     8
   Section 7.6  Limitation of Liability..................................     8
   Section 7.7  Indemnity................................................     8

ARTICLE VIII TERM AND TERMINATION........................................     8
   Section 8.1  Term.....................................................     8
   Section 8.2  Termination..............................................     8
   Section 8.3  Effect of Termination....................................     9

ARTICLE IX MISCELLANEOUS.................................................    10
   Section 9.1  Force Majeure............................................    10
   Section 9.2  Governmental Approvals...................................    10
   Section 9.3  Hierarchy among this Agreement and Purchase Orders.......    10
   Section 9.4  Independent Contractors..................................    10
   Section 9.5  Notice...................................................    10
   Section 9.6  Amendment; No Waiver.....................................    11
   Section 9.7  Governing Law; Jurisdiction..............................    11
   Section 9.8  Entire Agreement.........................................    12
   Section 9.9  Assignment...............................................    12
   Section 9.10 Successors...............................................    12
   Section 9.11 Headings.................................................    12
   Section 9.12 Word Meanings............................................    12
   Section 9.13 Language.................................................    12
   Section 9.14 Counterparts.............................................    12

                                SUPPLY AGREEMENT

     THIS SUPPLY AGREEMENT (this "Agreement") is entered into as of April 17, 2007 (the "Effective Date"), by and between DC Chemical Co., Ltd., a corporation organized under the laws of Korea, having its registered office at Oriental Chemical Building, 50, Sogong-Dong, Jung-Gu, Seoul, 100-718, Korea ("DCC"), and Evergreen Solar Inc., a company organized under the laws of the state of Delaware, having its registered office at 138 Bartlett Street, Marlboro, Massachusetts 01752 ("Buyer"). Each of DCC and Buyer is referred to herein individually as a "Party" and collectively as the "Parties."

                                     RECITAL

     WHEREAS, DCC will build and operate a production facility ("Plant") for the manufacture of ultra-high purity poly-crystalline silicon made from the decomposition of chlorosilane in reactors (the "Product");

     WHEREAS, Buyer manufactures poly-crystalline wafers for use in the production of solar modules; and

     WHEREAS, DCC desires to sell, and Buyer desires to purchase, Products pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE, the Parties agree as follows:

                                    ARTICLE I

                                SUPPLY OF PRODUCT

     Section 1.1 Quantity and Price of Product. Subject to Sections 1.3 and 1.4, DCC hereby agrees to sell and Deliver to Buyer, and Buyer hereby agrees to purchase and receive from DCC, the following quantities (as may be adjusted pursuant to Sections 1.3 and 1.4) of Product for each of the periods (with respect to each calendar year, the quantity indicated below for such calendar year, the "Annual Quantity") and at the respective prices (as may be adjusted pursuant to Sections 1.4, 2.1 and 2.2) set forth below:

Calendar Year    Quantity      Price
-------------   ----------   ----------
    2008        [****] kgs   $[****]/kg
    2009        [****] kgs   $[****]/kg
    2010        [****] kgs   $[****]/kg
    2011        [****] kgs   $[****]/kg
    2012        [****] kgs   $[****]/kg
    2013        [****] kgs   $[****]/kg
    2014        [****] kgs   $[****]/kg

     Section 1.2 Delivery Start Date; Monthly Quantity. The Annual Quantity for the calendar year 2008 shall be Delivered over substantially equal batches during each month following the month the Parties shall agree as the starting month for such Deliveries, with the approximate quantity of each such batch determined by dividing [****] kgs by the number of calendar months remaining in 2008 after such starting month. The Parties currently contemplate that the starting month for 2008 shall be [****]. For each calendar year beginning with 2009, DCC shall sell and Deliver, and Buyer shall receive and purchase, the Annual Quantity for such calendar year in accordance with the delivery schedule agreed to by the Parties pursuant to Section 1.7. The monthly quantities to be Delivered shall herein be referred to as "Monthly Quantity" or "Monthly Quantities," as the context shall require.

     Section 1.3 Annual Quantity Increases. Upon request by either Party, the Parties shall negotiate in good faith the terms and conditions (including quantities, pricing, payment terms, delivery terms and other relevant terms relating to purchase and sale of Products) of any increase in Annual Quantity for any particular calendar year, provided that due consideration is given to DCC's supply obligations to its other customers and DCC's added costs of producing and shipping any product under an excess order.

     Section 1.4 Additional Supply. In the event DCC determines, at its sole discretion, that it may have additional poly-crystalline silicon available for sale to Buyer, DCC shall notify Buyer of such additional availability and the Parties shall negotiate in good faith the terms and conditions (including quantities, pricing, payment terms, delivery terms and other relevant terms relating to purchase and sale of Products) of any increase in Annual Quantity for any particular calendar year, provided that due consideration is given to DCC's supply obligations to its other customers and DCC's added costs of producing and shipping any product under an excess order.

     The quantity of Product agreed to be Delivered by DCC to Buyer pursuant to any adjustment set forth in Sections 1.3 and 1.4 that is agreed to in writing by the Parties shall be deemed to be the Annual Quantity for the applicable calendar year, in lieu of the quantity or quantities set forth in the table in
Section 1.1 above.

     Section 1.5 Monthly Quantity Variance. If there is any deficiency in the quantity of Product to be Delivered by DCC with respect to any Monthly Quantity, then remedial measures in respect of such deficiency shall be discussed between DCC and Buyer pursuant to which DCC and Buyer shall find an amicable solution to such deficiency, including rolling over the deficient quantity of the Product to one or more subsequent Monthly Quantities. In no event shall such deficiency in the actual Monthly Quantity Delivered be deemed to be a default under this Agreement, provided however, DCC shall have exerted [****] efforts to Deliver the applicable Monthly Quantity and provided that in the event (i) such deficiency is greater than [****]% of such Monthly Quantity, DCC shall Deliver [****] of such deficiency as part of the [****] and (ii) to the extent the sum of the actual Monthly Quantities Delivered during a calendar year is [****]% less than the sum of the scheduled Monthly Quantities, DCC shall exert [****] efforts to deliver all of such deficiency in the [****]

     Section 1.6 Disposition of Product Sold. Buyer shall utilize the Product for its manufacturing purposes and shall not re-sell the Product, or become a re-seller or distributor of the Product, provided however, Buyer may resell the Product (i) [****] and (ii) [****].

     Section 1.7 Delivery Schedule. At least [****] days prior to the beginning of each calendar year, other than the 2008 calendar year, which shall be subject to Section 1.2, the Parties shall discuss and consult with each other as to timing and quantities of Monthly Quantities to be Delivered during such calendar year. Absent agreement by the Parties to the contrary, DCC shall Deliver to Buyer the applicable Annual Quantity over substantially equal batches during each month of such calendar year, pursuant to a monthly purchase order to be Delivered by Buyer to DCC at least [****] days prior to the beginning of such month, which purchaser order shall specify the agreed Monthly Quantity to be Delivered in such month.

                                   ARTICLE II

                              PAYMENTS AND PRICING

     Section 2.1 Price Adjustment. The price per kilogram of Product sold during any calendar year (the "Relevant Year") shall be subject to adjustment in accordance with the following:

     If the absolute value of "(A - B)/B" is equal to or greater than "[****]%", then the new price per kilogram of Product for the Relevant Year (the "Adjusted Price") shall equal C.

     Where:

     A = [****];

     B = [****];

     C = [****];

     [****]

     [****]

     For the avoidance of doubt, DCC shall calculate and determine whether the price for Products for a Relevant Year is required to be adjusted in accordance with this Section 2.1 promptly as practicable, and notify Buyer in writing of any adjustment to the price, if any. In the event that a determination has been made that an adjustment is required to be made to the price in respect of any Relevant Year, such adjustment shall apply to any Monthly Quantities to be Delivered during such calendar year, but [****].

     Section 2.2 Threshold. If the Adjusted Price for any of (i) the [****] calendar years is less than [****]% or greater than [****]% or (ii) the [****] calendar years is less than [****]% or greater than [****]%, in each case, of the respective prices for such years set forth in the table in Section 1.1, then the actual amount of the adjustment to be applied to determine the Adjusted Price for such calendar year shall be discussed between DCC and Buyer pursuant to which DCC and Buyer shall agree on a mutually acceptable adjustment amount.

                                   ARTICLE III

                              DELIVERY AND SHIPPING

     Section 3.1 Delivery. The Product shall be delivered to Buyer Ex Works (Incoterms 2000); accordingly, the availability of a Monthly Quantity for receipt by Buyer at the Plant shall constitute "Delivery" for the purposes of this Agreement.

                                   ARTICLE IV

                                    PAYMENTS

     Section 4.1 Payments. Contemporaneously with each Delivery under this Agreement, DCC shall issue an invoice to Buyer for the Products being Delivered. Invoices may be sent by any normally reliable means, including electronically, facsimile, hand delivery or other methods. Buyer shall pay all amounts due under any invoice submitted by DCC within forty-five (45) days from the date of such invoice. All payments made to DCC shall be made in cash by wire transfer to an account specified by DCC. All such payments shall be free and clear of all withholdings, taxes, set-off, encumbrances of any kind. Late payment interest of [****] percent ([****])% per annum may be assessed by DCC on payment past due from the payment due date to the date payment is received.

     This Agreement is a [****] such that Buyer [****] the Annual Quantity (as adjusted pursuant to this Agreement) of Product Delivered for each of the calendar years set forth in the table in Section 1.1, at the prices set forth in the same table (as adjusted pursuant to this Agreement). [****]

     Section 4.2 Taxes. DCC shall be responsible for all sales, use, excise, value-added or other taxes, tariffs, duties or assessments, including interest and penalties, levied or imposed at any time by any governmental authority arising from or relating to the supply of Product pursuant to this Agreement. Buyer shall be responsible for all sales, use, excise, value-added or other taxes, tariffs, duties or assessments, including interest and penalties, levied or imposed at any time by any governmental authority arising from or relating to purchase, any use of the Product upon Delivery.

                                    ARTICLE V

                  SPECIFICATIONS; INSPECTION OF PRODUCT; PLANT

     Section 5.1 Specifications. All of the Product to be supplied by DCC shall meet the specifications set forth in Schedule 1, which may be amended from time to time upon mutual agreement (the "Specifications").

     Section 5.2 Inspection of Product. Unless Buyer notifies DCC in writing (i) in respect of the first [****] Monthly Quantities, within [****] days, or (ii) in respect of all Monthly Quantities beginning with the [****] Monthly Quantity, within [****] days, of Delivery that any Product does not conform to the Specification, such shipment shall be deemed to conform to the Specifications. If Buyer desires to submit a claim that any Product does not meet the Specifications, Buyer shall submit documentary evidence of any third party inspection as evidence of such claim, whereupon DCC shall have the right to undertake its own inspection. Any disputes as to whether certain Products meet the Specification shall be settled in accordance with Section 9.7. Buyer's failure to notify DCC within the time period set forth in the first sentence of this paragraph with respect to any Products Delivered shall irrevocably release DCC from any obligations or liabilities for defective Product, including but not limited to any warranties under Section 7.3, with regard to such Products (including for any latent defects, if any).

     Section 5.3 Plant. Until completion of the Plant, DCC shall provide to Buyer quarterly progress reports on the progress of construction of the Plant. Buyer shall have the right to request periodic visits to the Plant while the Plant is being constructed and DCC and Buyer shall discuss in good faith the timing and frequency of such visits, it being agreed that such visits shall take place no sooner than one month from the date of such request, during normal business hours and not unreasonably disrupt the ordinary course of business and construction of the Plant.

                                   ARTICLE VI

                            CONFIDENTIAL INFORMATION

     Section 6.1 Confidential Information. Any information provided by one Party to the other Party which is confidential in nature shall be deemed confidential information (the "Confidential Information").

     Section 6.2 Restrictions On Use and Disclosure. Once any Confidential Information is provided by one Party (the "Disclosing Party") to the other Party (the "Receiving Party"), the Receiving Party shall, and shall cause its respective directors, officers, principals, members, employees, consultants, contractors, agents, advisors and representatives (collectively, "Representatives") (i) not to deliver, divulge, disclose or communicate, or permit to be delivered, divulged, disclosed or communicated, to any third party, directly or indirectly, any Confidential Information, (ii) to disclose or give access to, or permit to be disclosed or given access to, any such Confidential Information, other than those of its Representatives that have a need to know such Confidential Information for the purposes of performing the Receiving Party's obligations under this Agreement, (iii) to ensure that such Representatives keep the Confidential Information confidential, and (iv) to take all other reasonably necessary or advisable actions to preserve the confidentiality and security of the Confidential Information.

     Section 6.3 Exclusions. The foregoing restrictions contained in Section 6.2 shall not apply to Confidential Information that (i) is or becomes generally known to the public through no fault of the Receiving Party or its Representatives including without limitation any acts or omissions of the Receiving Party or its Representatives in violation of this Agreement, (ii) is disclosed to the Receiving Party without obligation of confidentiality by a third person who has a right to make such disclosure and the Receiving Party is able to document the independent source, (iii) was in the possession of the Receiving Party at or prior to the time of receipt from the Disclosing Party, as evidenced by contemporaneous, corroborated written records, without being subject to another obligation of confidentiality or (iv) is independently developed by the Receiving Party without reference to the Disclosing Party's Confidential Information.

     Section 6.4 Compelled Disclosure. If the Receiving Party or its Representatives is required to disclose any Confidential Information otherwise than in accordance with this Agreement by government authority or pursuant to any applicable laws, regulations, or judicial orders, the Receiving Party shall provide the Disclosing Party with prompt prior written notice of such request or requirement prior to disclosing the Confidential Information.

     Section 6.5 Press Releases. Except as permitted under this Article VI, neither Party shall issue any press release or make any public announcement which includes or otherwise uses the name of the other Party, or relates to this Agreement or to the performance hereunder in any public statement or document, without the prior review and written approval of the other Party, which approval shall not be unreasonably withheld or delayed. Any such review shall be completed as soon as practicable, but in any event within five (5) days of receipt of the proposed statement or document. Notwithstanding the foregoing, the Parties shall endeavor in good faith to agree upon and issue a joint press release announcing the relationship between the parties promptly after the date hereof.

     Section 6.6 Confidentiality of Agreement. The terms and conditions of this Agreement shall be treated as Confidential Information and shall not be disclosed by either Party to any third party, except (i) with the Party's consent, which consent shall not be unreasonably withheld or delayed, (ii) as may be required by law or regulation or rules of a nationally recognized stock exchange, (iii) to legal counsel, accountants, investors, lenders and financial advisors, (iv) in connection with any action or claim to enforce its rights hereunder or in any related transaction and (v) as reasonably required in connection with a bona fide financing or sale transaction in which all or substantially all of a Party's business, assets or equity capital is proposed to be sold.

                                   ARTICLE VII

                        WARRANTIES; DISCLAIMER; REMEDIES

     Section 7.1 Disclaimer of Warranties. EXCEPT AS SET FORTH IN THIS ARTICLE VII, DCC DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR
NON-INFRINGEMENT.

     Section 7.2 Title. DCC warrants that upon Delivery of any Products, (i) Buyer shall have good title to such Products, free and clear of all liens, encumbrances, security interests or other claims or rights that may affect Buyer's ability to enjoy undisrupted use and possession of such Products and
(ii) to its knowledge, the manufacture, sale or use of the Products does not infringe on any third party's patents.

     Section 7.3 Damaged or Defective Product. DCC warrants that the Products Delivered shall conform to the Specifications. In the event of Delivery of defective Products, upon notice by Buyer to DCC pursuant to Section 5.2 above, DCC and Buyer shall discuss the appropriate method of curing such defect, pursuant to which DCC and Buyer shall find an amicable solution to such damage or defect, provided however, in the absence of agreement to the contrary, Buyer agrees that its sole and exclusive remedy against DCC shall be limited to either, at DCC's sole discretion, (i) the repair or replacement of defective Product, at expedited means of delivery designated by Buyer (at Buyer's request) at DCC's sole cost and expense or (ii) payment to Buyer (not to exceed the purchase price of the specific quantity of defective Products, provided however, DCC shall first allocate Products to Buyer under option (i) above in a manner so that Buyer is treated no less favorably than if DCC had allocated all available Products to all of its customers on a pro rata and equitable basis after also taking into account DCC's existing contractual obligations to its customers

     Section 7.4 Failure to Purchase by Buyer. If Buyer fails to take Delivery of or purchase [****] the Annual Quantity for any calendar year for any reason whatsoever, DCC shall be entitled to the remedies set forth in Section 4.1, provided that failure by Buyer to purchase [****] such Annual Quantity made available for Delivery shall not constitute a breach of this Agreement if DCC [****] in respect of such [****] Annual Quantity in accordance with the [****] for such Annual Quantity.

     Section 7.5 Failure to Supply by DCC. If DCC is unable, after exerting commercially reasonable efforts, to sell or Deliver all or any portion of the first [****] kilograms of Product, Buyer's sole remedy pursuant to this Agreement shall be to terminate this Agreement in accordance with Section 8.2(d).

     Section 7.6 Limitation of Liability. BUYER'S REMEDIES IN RESPECT OF ANY CLAIM RELATING TO DEFECTIVE PRODUCTS SHALL BE LIMITED BY AND SUBJECT TO SECTION
7.3. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER ARISING OUT OF CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE RESULTING FROM OR RELATED TO THIS AGREEMENT (WHETHER OR NOT SUCH PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF ANY SUCH DAMAGES).

     Section 7.7 Indemnity. A Party, (the "Indemnitor") shall indemnify, defend and hold the other Party and its officers, directors, employees, consultants, agents and other representatives (the "Indemnitees") harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys' fees) arising out of third party claims or lawsuits (a "Claim") related to or arising out of the Indemnitor's breach of any of its covenants, representations or warranties set forth in this Agreement. Upon the assertion of any such claim or suit, the Indemnitees shall promptly notify the Indemnitor and the Indemnitor shall appoint counsel reasonably acceptable to the affected Indemnitees to represent such Indemnitees with respect to any claim or suit for which indemnification is sought. The Indemnitees may select their own respective counsel, at the Indemnitor's cost, upon notice to the Indemnitor; provided, however, that they shall not settle any claim or suit hereunder without the prior written consent of the Indemnitor.

                                  ARTICLE VIII

                              TERM AND TERMINATION

     Section 8.1 Term. This Agreement shall commence upon the Effective Date and shall remain in full force until December 31, 2014, unless earlier terminated pursuant to Section 8.2 below.

     Section 8.2 Termination.

          (a) Mutual Agreement. This Agreement may be terminated at any time upon mutual agreement of the Parties.

          (b) Termination For Breach. The failure by a Party to comply in any material respect with any of the obligations contained in this Agreement shall entitle the other Party to give notice to have the default cured. If such default is material and not cured within sixty (60) days after the receipt of such notice, or diligent steps have not begun to be taken to cure such default within thirty (30) days or if by its nature such default is not capable of being cured, the other Party shall be entitled to immediately terminate this Agreement.

          (c) Bankruptcy/Insolvency. If a Party (or its creditors or any other eligible party) files for its liquidation, bankruptcy, reorganization, composition, dissolution or other similar proceedings or arrangement, or if such Party is unable to pay any debts as they become due, has explicitly or implicitly suspended payment of any debts as they became due (except debts contested in good faith), or if the creditors of the such Party have taken over its management, or if the relevant financial institutions have suspended clearing house privileges with regard to such Party, then the other Party shall be entitled to immediately terminate this Agreement.

          (d) No Plant. Buyer shall have the right to terminate this Agreement if DCC shall have failed to Deliver the first [****] kilograms of Product to Buyer by [****]. DCC may terminate this Agreement if it believes, despite having exerted commercially reasonable efforts, that it will not be able to Deliver the first [****] kilograms of Product to Buyer. In the event of a termination of the Agreement by Buyer or DCC under this Section 8.2(d), DCC's obligations to sell and Deliver, and Buyer's obligation to purchase and receive, Products and Annual Quantities for all calendar years not Delivered prior to such termination shall be deemed to be discharged in full without recourse.

          (e) No Closing. If the Closing (as defined in that certain Stock Purchase Agreement dated as of the date hereof by and between the Parties) does not occur on or prior to May 30, 2007, either Party shall have the right to terminate this Agreement, provided however, that the right to terminate this Agreement under this Section shall not be available to the Party whose breach of any representation, warranty, covenant or agreement under the such Stock Purchase Agreement was the cause of, or resulted in, the failure of such Closing to occur on or prior to such date.

     Section 8.3 Effect of Termination. Except as specifically set forth in
Section 8.2(d), the expiration or termination of this Agreement shall not relieve the Parties of any obligations accruing prior to such termination, and any such termination shall be without prejudice to the rights of either Party against the other conferred on it by this Agreement. In addition, the provisions of Article VI, VII, VIII and IX shall survive expiration or termination of this Agreement for any reason for as long as necessary to permit their full discharge.

                                   ARTICLE IX

                                  MISCELLANEOUS

     Section 9.1 Force Majeure. Neither Party shall be responsible for suspension of its performance under this Agreement (other than the obligation of payment) if such suspension is caused by a shortage of raw materials, fire, flood, epidemics, quarantine restrictions, strikes, freight embargoes, severe weather, riots, terrorism, acts of war, acts of God or the public enemy or compliance with applicable laws, rules or regulations of any governmental authority or by compliance with any order or decisions of any court, board or other governmental authority or by any cause beyond the reasonable control of such Party, whose effects are not capable of being overcome without commercially unreasonable expense to such Party ("Force Majeure"); provided, however, that this Section 9.1 shall not relieve a Party of its obligation to pay for any Product or other payment required by this Agreement. In addition, if due to Force Majeure, DCC is unable to produce sufficient Products to meet all demands from customers, DCC shall (a) inform Buyer of such reduction in production of Product; (b) undertake commercially reasonable efforts to overcome such situation; and (c) have the right to allocate production among its customers in a manner no less favorable to Buyer if DCC had allocated production among its customers on a pro rata and equitable basis, after consulting with Buyer. Buyer shall have no obligation to pay for Products not Delivered to Buyer if such failure to Deliver is due to DCC claiming the occurrence of a Force Majeure. If DCC is unable to meet its obligations hereunder due to a Force Majeure for more than [****] consecutive days, Buyer shall have the right to terminate this Agreement with written notice to DCC.

     Section 9.2 Governmental Approvals. DCC shall obtain all necessary Korean governmental approvals required for the export of the Products to Buyer. Evergreen shall obtain all necessary United States government approvals for the import of Products by Buyer.

     Section 9.3 Hierarchy among this Agreement and Purchase Orders. If there is a conflict between or among the terms of this Agreement, its Schedules or a Purchase Order, the following order of precedence shall apply: this Agreement, Schedules, and the Purchase Order; provided, however, a specific written agreement to amend this Agreement (which contains a specific reference to Section 9.6 of this Agreement) signed by the Parties that expresses the intent of the Parties to modify this Agreement shall take precedence over this Agreement.

     Section 9.4 Independent Contractors. The Parties hereto are independent contractors. Neither Party to this Agreement nor any of its employees, customers or agents, shall be deemed to be the representative, agent or employee of the other Party for any purpose whatsoever, nor shall any of them have the right or authority to assume or create an obligation of any kind or nature, express or implied, on behalf of the other, nor to accept service of any legal claims or notices addressed to or intended for the other.

     Section 9.5 Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing, shall be deemed to have been duly given when received and may be sent by personal delivery, facsimile (to the respective facsimile number set forth below or last given by each Party to the other) or sent by express courier (prepaid and addressed to the respective addresses set forth below or last given by each

Party to the other). The Parties' respective initial addresses for purposes of receiving notices pursuant to this Agreement shall be as follows:

     If to DCC:                   If to Buyer:

     DC Chemical Co., Ltd.        Evergreen Solar, Inc.
     Oriental Chemical Building   138 Bartlett Street
     50, Sogong-Dong, Jung-Gu     Marlboro, MA 01752
     Seoul, 100-718               Attn: Chief Financial Officer
     Korea                        Fax: +1-508-357-2279
     Attn: Su Taik Baik
     Fax: +82-2-727-9559

     Section 9.6 Amendment; No Waiver. This Agreement cannot be amended, changed, modified or supplemented orally, and no amendment, change, modification or supplement of this Agreement shall be recognized nor have any effect, unless the writing in which it is set forth is signed by both Parties, nor shall any waiver of any of the provisions of this Agreement be effective unless in writing and signed by the Party to be charged therewith. The failure of either Party to enforce, at any time, or for any period of time, any provision hereof or the failure of either Party to exercise any option herein shall not be construed as a waiver of such provision or option and shall in no way affect that Party's right to enforce such provision or exercise such option. No waiver of any provision hereof shall be deemed to be, or shall constitute, a waiver of any other provision, or with respect to any succeeding breach of the same provision.

     Section 9.7 Governing Law; Jurisdiction.

          (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of Korea, without giving effect to the rules respecting its conflicts of law principles. The United Nations Convention on Contracts for the International Sale of Goods shall not apply.

          (b) The Parties hereby agree that any dispute arising under this Agreement, or in connection with any breach thereof, shall be finally resolved through binding arbitration conducted in accordance with the rules and procedures of the International Chamber of Commerce ("ICC") by one (1) arbitrator appointed in accordance with the applicable rules of the ICC. Any such arbitration shall be held in New York, New York. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the Parties, and each Party shall bear its own costs and attorneys' and witness' fees incurred in connection with the arbitration. Any award may be entered in a court of competent jurisdiction for a judicial recognition of the decision and applicable orders of enforcement. The Parties may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief, as necessary, without breach of this arbitration requirement and without any abridgment of the powers of the arbitrator.

          (c) If any portion of this Agreement is held invalid by a court or tribunal of competent jurisdiction, such portion shall be deemed to be of no force and effect and this Agreement shall be construed as if such portion had not been included herein, provided however, if the deletion of such provision materially impairs the commercial value of this Agreement to either Party, the parties shall attempt to renegotiate such provision in good faith.

     Section 9.8 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and arrangements, oral or written, between the Parties with respect to the subject matter hereof. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made either Party which is not expressly set forth in this Agreement.

     Section 9.9 Assignment. Either Party may assign or otherwise transfer this Agreement to its subsidiary, affiliate or other successor in the event of a merger, acquisition or change of control of such Party or to the purchaser of substantially all of the assets of such Party. Except as provided in the preceding sentence, neither Party shall have the right to assign or otherwise transfer this Agreement, or any of its rights or obligations hereunder, without the prior written consent of the other Party.

     Section 9.10 Successors. This Agreement shall inure to the benefit of and be binding upon each of the Parties and their respective permitted successors and assigns.

     Section 9.11 Headings. The headings used in this Agreement are for convenience of reference only and shall not affect the meaning or construction of this Agreement.

     Section 9.12 Word Meanings. Words such as herein, hereinafter, hereof and hereunder refer to this Agreement as a whole and not merely to a section or paragraph in which such words appear, unless the context otherwise requires. The singular shall include the plural, and each masculine, feminine and neuter references shall include and refer also to the others, unless the context otherwise requires.

     Section 9.13 Language. The official language of this Agreement is English. All contract interpretations, notices and dispute resolutions shall be in English. Any attachments or amendments to this Agreement shall be in English. Translations of any of these documents shall not be construed as official or original versions of such documents.

     Section 9.14 Counterparts. This Agreement may be executed in counterparts or duplicate originals, both of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement.

                            [Signature page follows]

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date.

                                        DC CHEMICAL CO., LTD.


                                        By: /s/ Hyun Woo Shin
                                            ------------------------------------
                                        Name: Hyun Woo Shin
                                        Title: Vice-Chairman


                                        EVERGREEN SOLAR INC.


                                        By: /s/ Michael El-Hillow
                                            ------------------------------------
                                        Name: Michael El-Hillow
                                        Title: Chief Financial Officer

                      [Signature page to Supply Agreement]

SCHEDULE 1

SPECIFICATIONS

TO BE DETERMINED BY MUTUAL AGREEMENT BASED ON TESTS CONDUCTED AT THE PLANT UPON MANUFACTURE OF PRODUCT THEREIN

PRODUCT SHALL BE OF SOLAR GRADE

UNLESS OTHERWISE AGREED, THE PRODUCT SHALL BE SHIPPED TO BUYER IN CHUNKS